UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2020

TELIGENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08568	01-0355758
(State or other jurisdictionof incorporation)	(Commission File Number)	(IRS EmployerIdentification No.)
105 Lincoln Avenue
Buena, New Jersey 08310
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (856) 697-1441

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

Â	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Â	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Â	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Â	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.01 per share	TLGT	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Teligent, Inc. (the “Company”) will be relying on the Securities and Exchange Commission's Order under Section 36 of the Securities Exchange Act of 1934 Modifying Exemptions from the Reporting and Proxy Delivery Requirements for Public Companies dated March 25, 2020 (Release No. 34-88465) (the "Order") to delay the filing of its Quarterly Report on Form 10-Q for the period ended March 31, 2020 (the “Form 10-Q”) due to circumstances related to the coronavirus disease ("COVID-19"). The original due date for filing of the Company's Form 10-Q is May 15, 2020. The Company currently expects to file the Form 10-Q by May 26, 2020, but in any event, no later than June 25, 2020, in compliance with the provisions of the Order.

The Company requires additional time to finalize the Form 10-Q because it has experienced disruptions to its business and operations as a result of the COVID-19 pandemic. The Company’s headquarters is located in New Jersey, which continues to be operating under a stay-at-home order and, accordingly, all the Company’s finance and accounting personnel are working remotely.

The impact of the COVID-19 pandemic has necessitated additional analyses in connection with the preparation and review of Form 10-Q. This includes reviewing financial and liquidity projections for future periods. These projections are necessary to assess tangible and intangible asset impairment risk.

The Company believes its risk factors as previously disclosed in its Annual Report on Form 10-K, as filed on April 13, 2020, adequately address its current risks associated with COVID-19.

Forward- Looking Statements:

Except for statements of historical fact, this Current Report on Form 8-K (this “Form 8-K”) contains statements as to the Company's beliefs and expectations on the effects that the COVID-19 pandemic may have on its business which are forward-looking statements made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which the Company operates. In addition, other written or oral statements, which constitute forward-looking statements, may be made by or on behalf of the Company. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are based on current expectations of management and are not guarantees of future performance, and involve certain risks, uncertainties and assumptions, which are difficult to predict. These risks and uncertainties include, without limitation, competitive factors, outsourcing trends in the pharmaceutical industry, the general economic conditions in the markets in which the Company operates, levels of industry research and development spending, the Company’s ability to continue to attract and retain qualified personnel, the fixed price nature of product development agreements or the loss of customers and other factors described in the Company’s filings with the Securities and Exchange Commission, including the “Risk Factors” section as set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. The forward-looking statements set forth herein speak only as of the date of this report. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TELIGENT, INC.

	By:	/s/ Damian Finio
	Name:	Damian Finio
	Title:	Principal Financial Officer, Principal Accounting Officer

Date: May 15, 2020